Exhibit 99.2

JJANGA LLC

HJH LLC

Ramen Aku LLC

Combined Financial Statements

As of and for the years ended December 31, 2023 and 2022

with Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Members of Jjanga LLC, HJH LLC, Ramen Aku LLC

Opinion on the Combined Financial Statements

We have audited the accompanying combined balance sheets of Jjanga LLC, HJH LLC and Ramen Aku LLC (collectively, the “Company”) as of December 31, 2023 and 2022, the related combined statements of operations, member’s equity, and cash flows, and the related notes and schedules (referred to as the “combined financial statements”) for years then ended. In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s combined financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the combined financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. Communication of critical audit matters does not alter in any way our opinion on the financial statements taken as a whole and we are not, by communicating the critical audit matters, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate. We determined that there are no critical audit matters.

/S/ BCRG Group

BCRG Group (PCAOB ID 7158)

We have served as the Company’s auditor since 2024.

Irvine, CA

July 2, 2024

1

HJH LLC, Kanji LLC, and Ramen Aku LLC

Combined Balance Sheets

December 31,	2023	2022

ASSETS

Current Assets:
Cash	$45,632	$441,903
Accounts receivable, net of allowance for bad debt of $0	80,749	76,067
Inventories, net	23,424	22,689
Total current assets	149,805	540,659

Non-Current Assets:
Property and equipment, net	1,145,500	1,196,892
Other assets	1,200	1,200
Operating lease right-of-use asset, net	1,483,632	1,129,163
Total non-current assets	2,630,332	2,327,255

Total assets	$2,780,137	$2,867,914

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$338,673	$277,306
Bank overdrafts	85,899	-
Current portion of operating lease liabilities	225,993	276,604
Current portion of loan payable, EIDL	47,431	74,203

Total current liabilities	697,996	628,113
Operating lease liabilities, less current portion	1,283,542	874,194
Loan payable, EIDL, less current portion	2,678,366	2,725,797
Total liabilities	4,659,904	4,228,104

Commitments and contingencies

Member’s equity	3,045,691	720,045
Accumulated deficit	(4,925,458)	(2,080,235)

Total liabilities and member’s deficit	$2,780,137	$2,867,914

See Notes to the Combined Financial Statements.

2

HJH LLC, Kanji LLC, and Ramen Aku LLC

Combined Statements of Operations

Years ended December 31,	2023	2022

Revenue:
Food and beverage	$5,729,219	$5,427,584
Total revenue	5,729,219	5,427,584

Restaurant operating expenses:
Food, beverages and supplies	1,688,054	1,624,214
Labor	2,316,591	2,068,422
Rent and utilities	573,070	343,488
Delivery and service fees	115,580	149,713
Depreciation	193,580	147,567
Total restaurant operating expenses	4,886,875	4,333,404

Net restaurant operating income	842,344	1,094,180

Operating expenses:
General and administrative	457,201	177,203
Advertising and marketing	12,434	8,500
Total operating expenses	469,635	185,703

Income from operations	372,709	908,477

Other expense:
Interest	(74,093)	(51,490)
Total other income	(74,093)	(51,490)

Income before income taxes	298,616	856,987

Income tax provision	-	-

Net income	$298,616	$856,987

See Notes to the Combined Financial Statements

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Combined Statements of Stockholders’ Equity

	Member Contribution	Retained earnings/ (distributions)	Total Member’s Equity (Deficit)

Balance at December 31, 2021 (audited)	$134,696	$1,216,167	$1,350,863

Contributions	585,349	-	585,349
Distributions	-	(4,153,389)	(4,153,389)
Net income	-	856,987	856,987

Balance at December 31, 2022 (audited)	$720,045	$(2,080,235)	$(1,360,190)

Contributions	2,325,646	-	2,325,646
Distributions	-	(3,143,839)	(3,143,839)
Net income	-	298,616	298,616

Balance at December 31, 2023 (audited)	$2,325,646	$(2,845,223)	$(519,577)

See Notes to the Combined Financial Statements.

4

HJH LLC, Kanji LLC, and Ramen Aku LLC

Combined Statements of Cash Flows

		(audited)
	For the twelve months ended December 31
	2023	2022

Cash flows from operating activities:
Net income	$298,616	$856,987
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	193,580	84,010
Changes in assets and liabilities:
Accounts receivable	(4,682)	(31,612)
Inventory	(735)	(8,874)
Accounts payable and accrued expenses	65,635	16,394
Net cash provided by operating activities	552,414	916,905

Cash flows from investing activities:
Purchases of property and equipment	(142,188)	(370,290)
Net cash used in investing activities	(142,188)	(370,290)

Cash flows from financing activities:
Bank overdrafts	85,899	-
Member’s contribution	2,325,646	585,349
Member’s distribution	(3,143,839)	(4,153,389)
Proceeds from EIDL loan	-	2,800,000
Repayment of EIDL loan	(74,203)	-
Net cash used in financing activities	(806,497)	(768,040)

Net (decrease) increase in cash	(396,271)	(221,425)

Cash – beginning of period	441,903	663,328

Cash – end of period	$45,632	$441,903

Supplemental disclosures of cash flow information
Cash paid during the periods for:
Interest
Income taxes	$-	$-

See Notes to the Combined Financial Statements.

5

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

1.	NATURE OF OPERATIONS

Jjanga LLC, HJH LLC, and Ramen Aku LLC (collectively, the “Company”) was incorporated in the State of Nevada on April 9, 2012, May 9, 2019 and July 20, 2022, respectively.

Name	Date of Formation	Description of Business
Jjanga LLC (“Jjanga”)	April 9, 2013	Sushi and Steak store located in Las Vegas, Nevada.
HJH LLC (“HJH”)	May 9, 2019	All-You-Can-Eat Sushi store located in Las Vegas, Nevada.
Ramen Aku LLC (“Aku”)	July 20, 2022	Ramen store located in Las Vegas, Nevada.

The Company operates three distinctive dining establishments in Las Vegas, NV: Jjanga, dba Jjanga Steak & Sushi, in Southwest Vegas, is known for its sushi and hibachi dishes, perfect for events and group dining. HJH, dba Jjanga Sushi & Oyster Bar, located near the Strip, offers all-you-can-eat sushi and innovative sushi creations, and Ramen Aku, located on N Decatur Blvd., specializes in authentic Japanese ramen with rich broths and handmade noodles. Together, these restaurants provide a diverse range of Japanese culinary experiences to locals and visitors alike.

The Company is owned, operated, and managed by one Member.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Reporting

The combined financial statements include legal entities listed above as of and for the years ended December 31, 2023 and 2022.

Basis of Presentation and Combining Financial Statements

The accompanying combined financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America. The Combined financial statements include Jjanga LLC, HJH LLC, and Ramen Aku LLC. All intercompany accounts, transactions, and profits have been eliminated upon combining. There were no intercompany accounts or transactions amongst Jjanga, HJH, and Aku as of and for the years ended December 31, 2023 and 2022.

Use of Estimates and Assumptions

The preparation of Combined financial statements in conformity with the GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Marketing

Marketing costs are charged to expense as incurred. Marketing costs were $12,434 and $8,500 for the years ended December 31, 2023, and 2022, respectively, and are included in operating expenses in the accompanying Combined statements of income.

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Delivery Fees Charged by Delivery Service Providers

The Company’s customers may order online through third party service providers such as Uber Eats, Door Dash, and others. These third-party service providers charge delivery and order fees to the Company. Such fees are expensed when incurred. Delivery fees are included in delivery and service fees in the accompanying combined statements of operations.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers. The Company’s net revenue primarily consists of revenues from food and beverage sales. Revenues from the sale of food items by Company-owned restaurants are recognized as Company sales when a customer purchases the food, which is when our obligation to perform is satisfied. The timing and amount of revenue recognized related to Company sales was not impacted by the adoption of Topic 606.

Inventories

Inventories, which are stated at the lower of cost or net realizable value, consist primarily of perishable food items and supplies. Cost is determined using the first-in, first out method.

Segment Reporting

Accounting Standards Codification (“ASC”) 280, “Segment Reporting,” requires public companies to report financial and descriptive information about their reportable operating segments. The Company identifies its operating segments based on how executive decision makers internally evaluates separate financial information, business activities and management responsibility. Accordingly, the Company has one reportable segment, consisting of operating its stores.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Major improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation and amortization are calculated on the straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful life or the lease term of the related asset. The estimated useful lives are as follows:

Furniture and equipment	5 to 7 years
Leasehold improvements	Shorter of estimated useful life or term of lease
Vehicle	5 years

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is a limited liability company registered under the state of Nevada and files a partnership tax return with the federal jurisdictions. The Company is not subject to state tax under the state of Nevada. Therefore, each member of the Company is taxed on its own share of the Company’s taxable income.

Impairment of Long-Lived Assets

When circumstances, such as adverse market conditions, indicate that the carrying value of a long-lived asset may be impaired, the Company performs an analysis to review the recoverability of the asset’s carrying value, which includes estimating the undiscounted cash flows (excluding interest charges) from the expected future operations of the asset. These estimates consider factors such as expected future operating income, operating trends and prospects, as well as the effects of demand, competition and other factors. If the analysis indicates that the carrying value is not recoverable from future cash flows, an impairment loss is recognized to the extent that the carrying value exceeds the estimated fair value. Any impairment losses are recorded as operating expenses, which reduce net income. The Company did not have any impairment of long-lived assets as of December 31, 2023 and 2022.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable and other receivables arising from its normal business activities. The Company has a diversified customer base. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for un-collectible accounts and, as a consequence, believes that its accounts receivable related credit risk exposure beyond such allowance is limited.

Fair Value of Financial Instruments

The Company utilizes ASC 820-10, Fair Value Measurement and Disclosure, for valuing financial assets and liabilities measured on a recurring basis. Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company’s financial instruments consisted of cash, operating lease right-of-use assets, net, accounts payable and accrued expenses, notes payables, and operating lease liabilities. The estimated fair value of cash, operating lease right-of-use assets, net, and notes payables approximate its carrying amount due to the short maturity of these instruments.

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Leases

In accordance with ASC 842, Leases, the Company determines whether an arrangement contains a lease at inception. A lease is a contract that provides the right to control an identified asset for a period of time in exchange for consideration. For identified leases, the Company determines whether it should be classified as an operating or finance lease. Operating leases are recorded in the balance sheet as: right-of-use asset (“ROU asset”) and operating lease liability. ROU asset represents the Company’s right to use an underlying asset for the lease term and lease liability represents the Company’s obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at the commencement date of the lease and measured based on the present value of lease payments over the lease term. The ROU asset also includes deferred rent liabilities. The Company’s lease arrangement generally do not provide an implicit interest rate. As a result, in such situations the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Company includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option in the measurement of its ROU asset and liability. Lease expense for the operating lease is recognized on a straight-line basis over the lease term. The Company has a lease agreement with lease and non-lease components, which are accounted for as a single lease component.

Recent Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments—Credit Losses,” which will require the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Subsequently, the FASB issued ASU No. 2018-19, Codification Improvements to Topic 326, to clarify that receivables arising from operating leases are within the scope of lease accounting standards. Further, the FASB issued ASU No. 2019-04, ASU 2019-05, ASU 2019-10, ASU 2019-11, and ASU 2020-02 to provide additional guidance on the credit losses standard. For the Company as an emerging growth company, the amendments for ASU 2016-13 are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Adoption of the ASUs is on a modified retrospective basis. The Company has adopted this ASU since April 1, 2023. The Company considers the impact on its combined financial statements and related disclosures to be immaterial.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” which modifies the rules on income tax disclosures to require disaggregated information about a reporting entity’s effective tax rate reconciliation as well as information on income taxes paid. The standard is intended to benefit investors by providing more detailed income tax disclosures that would be useful in making capital allocation decisions. The guidance is effective for annual periods beginning after December 15, 2024, with early adoption permitted. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The adopting this new guidance on its combined financial statements and related disclosures will have no impact on the Company.

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures,” which is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The purpose of the amendment is to enable investors to better understand an entity’s overall performance and assess potential future cash flows. The guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The guidance is to be applied retrospectively to all prior periods presented in the financial statements. Based on management’s assessment, the Company has determined that it has only one operating segment as defined by ASC 280.

Except for the above-mentioned pronouncements, there are no new recently issued accounting standards that will have a material impact on the consolidated financial position, statements of operations, and cash flows.

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

COVID-19 Impact on Concentration of Risk

The novel coronavirus (“COVID-19”) pandemic has significantly impacted health and economic conditions throughout the United States and globally, as public concern about becoming ill with the virus has led to the issuance of recommendations and/or mandates from federal, state and local authorities to practice social distancing or self-quarantine. The Company is continually monitoring the outbreak of COVID-19 and the related business and travel restrictions and changes to behavior intended to reduce its spread, and its impact on operations, financial position, cash flows, inventory, supply chains, purchasing trends, customer payments, and the industry in general, in addition to the impact on its employees. We have experienced significant disruptions to our business due to the COVID-19 pandemic and related suggested and mandated social distancing and shelter-in-place orders.

3.	PROPERTY AND EQUIPMENT, NET

December 31	2023	2022

Leasehold Improvement	$865,662	$728,229
Furniture and equipment	842,876	838,121
Total property and equipment	1,708,538	1,566,350
Accumulated depreciation	(563,038)	(369,458)
Total property and equipment, net	$1,145,500	$1,196,892

Total depreciation was $193,580 and $147,567 for the years ended December 31, 2023 and 2022, respectively.

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

4.	LOAN PAYABLES, EIDL

December 31,	2023	2022

April 21, 2022 ($2,000,000) - Jjanga	$1,950,517	$2,000,000
February 9, 2022 ($800,000) - HJH	775,280	800,000
Total loan payables, EIDL	2,725,797	2,800,000
Less - current portion	(47,431)	(74,203)
Total loan payables, EIDL, less current portion	2,678,366	2,725,797

The following table provides future minimum payments as of December 31, 2023:

For the years ended	Amount
2024	$47,731
2025	49,980
2026	52,336
2027	54,803
2028	57,386
Thereafter	2,463,561

Total	$2,725,797

April 21, 2022 – $2,000,000 – Jjanga

On April 21, 2022, Jjanga LLC (the “Jjanga”) executed the standard loan documents required for securing a loan (the “EIDL Loan”) from the SBA under its Economic Injury Disaster Loan (“EIDL”) assistance program in light of the impact of the COVID-19 pandemic on the Jjanga’s business.

Pursuant to that certain Loan Authorization and Agreement (the “SBA Loan Agreement”), Jjanga borrowed an aggregate principal amount of the EIDL Loan of $2,000,000, with proceeds to be used for working capital purposes. Interest accrues at the rate of 4.75% per annum and will accrue only on funds actually advanced from the date of each advance. Installment payments, including principal and interest, are due monthly beginning May 2023 (twelve months from the date of the SBA Loan) in the amount of $10,298. The balance of principal and interest is payable thirty years from the date of the SBA Loan.

In connection therewith, Jjanga executed (i) a loan for the benefit of the SBA (the “SBA Loan”), which contains customary events of default and (ii) a Security Agreement, granting the SBA a security interest in all tangible and intangible personal property of Jjanga, which also contains customary events of default (the “SBA Security Agreement”).

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

4.	LOAN PAYABLES, EIDL (continued)

February 9, 2022 – $800,000 – HJH LLC

On February 9, 2022, HJH LLC (the “HJH”) executed the standard loan documents required for securing a loan (the “EIDL Loan”) from the SBA under its Economic Injury Disaster Loan (“EIDL”) assistance program in light of the impact of the COVID-19 pandemic on the HJH’s business.

Pursuant to that certain Loan Authorization and Agreement (the “SBA Loan Agreement”), HJH borrowed an aggregate principal amount of the EIDL Loan of $800,000, with proceeds to be used for working capital purposes. Interest accrues at the rate of 4.75% per annum and will accrue only on funds actually advanced from the date of each advance. Installment payments, including principal and interest, are due monthly beginning March 2023 (twelve months from the date of the SBA Loan) in the amount of $4,120. The balance of principal and interest is payable thirty years from the date of the SBA Loan.

In connection therewith, HJH executed (i) a loan for the benefit of the SBA (the “SBA Loan”), which contains customary events of default and (ii) a Security Agreement, granting the SBA a security interest in all tangible and intangible personal property of HJH, which also contains customary events of default (the “SBA Security Agreement”).

5.	COMMITMENTS AND CONTINGENCIES

Commitments

Operating lease right-of-use (“ROU”) assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Generally, the implicit rate of interest in arrangements is not readily determinable and the Company utilizes its incremental borrowing rate in determining the present value of lease payments. The Company’s incremental borrowing rate is a hypothetical rate based on its understanding of what its credit rating would be. The operating lease ROU asset includes any lease payments made and excludes lease incentives. Our variable lease payments primarily consist of maintenance and other operating expenses from our real estate leases. Variable lease payments are excluded from the ROU assets and lease liabilities and are recognized in the period in which the obligation for those payments is incurred. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

The Company has lease agreements with lease and non-lease components. The Company has elected to account for these lease and non-lease components as a single lease component.

In accordance with ASC 842, the components of lease expense were as follows:

Year ended December 31,	2023	2022
Operating lease expense	$389,345	$331,370
Total lease expense	$389,345	$331,370

In accordance with ASC 842, other information related to leases was as follows:

Year ended December 31,	2023	2022
Operating cash flows from operating leases	$385,401	$337,123
Cash paid for amounts included in the measurement of lease liabilities	$385,401	$337,123

Weighted-average remaining lease term—operating leases		6.5 Years
Weighted-average discount rate—operating leases		7%

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Combined Financial Statements

In accordance with ASC 842, maturities of operating lease liabilities as of December 31, 2023 were as follows:

Operating
Year ending:	Lease
2024	$323,529
2025	280,047
2026	286,320
2027	292,781
2028	257,485
Thereafter	582,699
Total undiscounted cash flows	$2,022,861

Reconciliation of lease liabilities:
Weighted-average remaining lease terms	6.5 Years
Weighted-average discount rate	7%
Present values	$1,509,534

Lease liabilities—current	225,993
Lease liabilities—long-term	1,283,542
Lease liabilities—total	$1,509,535

Difference between undiscounted and discounted cash flows	$513,326

Contingencies

From time to time, the Company may be involved in certain legal actions and claims arising in the normal course of business. Management is of the opinion that such matters will be resolved without material effect on the Company’s financial condition or results of operations.

6.	SUBSEQUENT EVENTS

The Company evaluated all events or transactions that occurred after December 31, 2023. During this period, the Company did not have any material recognizable subsequent events required to be disclosed other than the following:

●	On June 12, 2024, the Company executed an amended asset purchase agreement with Yoshiharu Global Co, updating the original agreement from November 21, 2023. This amendment allows separate closings for restaurants, effective April 20, 2024. Yoshiharu Global Co. will acquire assets from three restaurants: Jjanga, HJH, and Aku, for $1,800,000 in cash, a $600,000 promissory note, and a $1,200,000 convertible note. Mr. Hwang, the sole member of the three restaurants, will serve as Managing Director under an employment agreement.

13

Supplementary Schedule I

Combining Balance Sheets

As of December 31, 2023 and 2022

	As of December 31, 2023
	Jjanga	HJH	AKU	Combined

ASSETS

Current Assets:
Cash	$3,000	$3,000	$39,632	$45,632
Accounts receivable	48,832	18,250	13,667	80,749
Inventories	11,796	5,393	6,235	23,424
Total current assets	63,628	26,643	59,534	149,805

Non-Current Assets:
Property and equipment, net	843,081	89,612	212,807	1,145,500
Other assets	1,200	-	-	1,200
Operating lease right-of-use asset, net	633,736	46,257	803,639	1,483,632
Total non-current assets	1,478,017	135,869	1,016,446	2,630,332

Total assets	$1,541,645	$162,512	$1,075,980	$2,780,137

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$176,599	$92,933	$69,141	$338,673
Bank overdrafts	49,913	35,986	-	85,899
Current portion of operating lease liabilities	111,075	48,717	66,201	225,993
Current portion of loan payable, EIDL	33,267	14,164	-	47,431

Total current liabilities	370,854	191,800	135,342	697,996
Operating lease liabilities, less current portion	524,265	-	759,277	1,283,542
Loan payable, EIDL, less current portion	1,917,250	761,116	-	2,678,366
Total liabilities	2,812,369	952,916	894,619	4,659,904

Commitments and contingencies

Member’s equity	2,171,233	469,851	404,607	3,045,691
Retained earnings	(3,441,957)	(1,260,255)	(223,246)	(4,925,458)

Total liabilities and member’s equity	$1,541,645	$162,512	$1,075,980	$2,780,137

14

Supplementary Schedule I

Combining Balance Sheets

As of December 31, 2023 and 2022

	As of December 31, 2022
	Jjanga	HJH	AKU	Combined

ASSETS

Current Assets:
Cash	$211,099	$166,155	$64,649	$441,903
Accounts receivable	47,212	19,421	9,434	76,067
Inventories	8,578	6,681	7,430	22,689
Total current assets	266,889	192,257	81,513	540,659

Non-Current Assets:
Property and equipment, net	839,646	117,246	240,000	1,196,892
Other assets	1,200	-	-	1,200
Operating lease right-of-use asset, net	103,294	151,675	874,194	1,129,163
Total non-current assets	944,140	268,921	1,114,194	2,327,255

Total assets	$1,211,029	$461,178	$1,195,707	$2,867,914

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$189,264	$65,982	$22,060	$277,306
Current portion of operating lease liabilities	107,571	110,055	58,978	276,604
Current portion of loan payable, EIDL	49,483	24,720	-	74,203

Total current liabilities	346,318	200,757	81,038	628,113
Operating lease liabilities, less current portion	-	48,717	825,477	874,194
Loan payable, EIDL, less current portion	1,950,517	775,280	-	2,725,797
Total liabilities	2,296,835	1,024,754	906,515	4,228,104

Commitments and contingencies

Member’s equity	257,949	147,246	314,850	720,045
Retained earnings	(1,343,755)	(710,822)	(25,658)	(2,080,235)

Total liabilities and member’s equity	$1,211,029	$461,178	$1,195,707	$2,867,914

15

Supplementary Schedule II

Combining Statements of Operations

Years Ended December 31, 2023 and 2022

	Year Ended December 31, 2023
	Jjanga	HJH	AKU	Combined

Revenue:
Food and beverage	$3,066,322	$1,345,157	$1,317,740	$5,729,219
Total revenue	3,066,322	1,345,157	1,317,740	5,729,219

Restaurant operating expenses:
Food, beverages and supplies	1,120,392	259,031	308,631	1,688,054
Labor	1,315,548	666,390	334,653	2,316,591
Rent and utilities	210,609	188,225	174,236	573,070
Delivery and service fees	70,956	44,559	65	115,580
Depreciation	138,753	27,634	27,193	193,580
Total restaurant operating expenses	2,856,258	1,185,839	844,778	4,886,875

Net restaurant operating income	210,064	159,318	472,962	842,344
	7%
Operating expenses:
General and administrative	196,144	54,740	206,317	457,201
Advertising and marketing	11,516	-	918	12,434
Total operating expenses	207,660	54,740	207,235	469,635

Income from operations	2,404	104,578	265,727	372,709

Other expense:
Interest	(74,093)	-	-	(74,093)
Total other expenses	(74,093)	-	-

Income (loss) before income taxes	(71,689)	104,578	265,727	298,616

Income tax provision	-	-	-	-

Net income (loss)	$(71,689)	$104,578	$265,727	$298,616

16

Supplementary Schedule II

Combining Statements of Operations

Years Ended December 31, 2023 and 2022

	Year Ended December 31, 2022
	Jjanga	HJH	AKU	Combined

Revenue:
Food and beverage	$3,778,464	$1,626,496	$22,624	$5,427,584
Total revenue	3,778,464	1,626,496	22,624	5,427,584

Restaurant operating expenses:
Food, beverages and supplies	1,238,542	380,790	4,882	1,624,214
Labor	1,407,608	653,661	7,153	2,068,422
Rent and utilities	176,865	156,118	10,505	343,488
Delivery and service fees	81,948	67,765	-	149,713
Depreciation	125,957	21,610	-	147,567
Total restaurant operating expenses	3,030,920	1,279,944	22,540	4,333,404

Net restaurant operating income	747,544	346,552	84	1,094,180
	20%
Operating expenses:
General and administrative	109,933	48,028	19,242	177,203
Advertising and marketing	2,000	-	6,500	8,500
Total operating expenses	111,933	48,028	25,742	185,703

Income (loss) from operations	635,611	298,524	(25,658)	908,477

Other expense:
Interest	(51,490)	-	-	(51,490)
Total other expenses	(51,490)	-	-

Income (loss) before income taxes	584,121	298,524	(25,658)	856,987

Income tax provision	-	-	-	-

Net income (loss)	$584,121	$298,524	$(25,658)	$856,987

17

Supplementary Schedule III

Combining Statements of Cash Flows

Years Ended December 31, 2023 and 2022

	Year Ended December 31, 2023
	Jjanga	HJH	AKU	Combined

Cash flows from operating activities:
Net income (loss)	$(71,689)	$104,578	$265,727	$298,616
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	138,753	27,634	27,193	193,580
Changes in assets and liabilities:
Accounts receivable	(1,620)	1,171	(4,233)	(4,682)
Inventory	(3,218)	1,288	1,195	(735)
Accounts payable and accrued expenses	(15,338)	22,314	58,659	65,635
Net cash provided by operating activities	46,888	156,985	348,541	552,414

Cash flows from investing activities:
Purchases of property and equipment	(142,188)	-	-	(142,188)
Net cash used in investing activities	(142,188)	-	-	(142,188)

Cash flows from financing activities:
Bank overdrafts	49,913	35,986	-	85,899
Member’s contribution	1,913,284	322,605	89,757	2,325,646
Member’s distribution	(2,026,513)	(654,011)	(463,315)	(3,143,839)
Repayment of EIDL loan	(49,483)	(24,720)	-	(74,203)
Net cash used in financing activities	(112,799)	(320,140)	(373,558)	(806,497)

Net decrease in cash	(208,099)	(163,155)	(25,017)	(396,271)

Cash – beginning of period	-	166,155	64,649	230,804

Cash – end of period	$(208,099)	$3,000	$39,632	$(165,467)

Supplemental disclosures of cash flow information
Cash paid during the periods for:
Interest	$74,093	$-	$-	$74,093
Income taxes	$-	$-	$-	$-

18

Supplementary Schedule III

Combining Statements of Cash Flows

Years Ended December 31, 2023 and 2022

	Year Ended December 31, 2022
	Jjanga	HJH	AKU	Combined

Cash flows from operating activities:
Net income (loss)	$584,121	$298,524	$(25,658)	$856,987
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	50,524	33,486	-	84,010
Changes in assets and liabilities:
Accounts receivable	(14,046)	(8,132)	(9,434)	(31,612)
Inventory	3,797	(5,241)	(7,430)	(8,874)
Other assets	-	-	-	-
Accounts payable and accrued expenses	16,066	164	164	16,394
Net cash provided by (used in) operating activities	640,462	318,801	(42,358)	916,905

Cash flows from investing activities:
Purchases of property and equipment	(70,050)	(60,240)	(240,000)	(370,290)
Net cash used in investing activities	(70,050)	(60,240)	(240,000)	(370,290)

Cash flows from financing activities:
Member’s contribution	265,728	4,771	314,850	585,349
Member’s distribution	(3,100,701)	(1,052,688)	-	(4,153,389)
Proceeds from EIDL loan	2,000,000	800,000	-	2,800,000
Net cash provided (used in) financing activities	(834,973)	(247,917)	314,850	(768,040)

Net (decrease) increase in cash	(264,561)	10,644	32,492	(221,425)

Cash – beginning of period	-	155,511	32,157	187,668

Cash – end of period	$(264,561)	$166,155	$64,649	$(33,757)

Supplemental disclosures of cash flow information
Cash paid during the periods for:
Interest	$51,490	$-	$-	$51,490
Income taxes	$-	$-	$-	$-

19